SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

DISCOVERY ENERGY CORP.
f/k/a “Santos Resource Corp.”
(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700
Houston, Texas 77056
713-840-6495
(Address and telephone number of principal executive offices, including zip code)

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

General

Effective May 27, 2016, Discovery Energy Corp. (the “Company”) entered into a securities purchase agreement (the "Agreement") and related documentation with a certain investor (the “Investor”) pursuant to which the Company sold the following securities:

*	a Senior Secured Convertible Debenture due May 27, 2021 having an original principal amount of $3,500,000 (singly a "Debenture" and collectively with any similar securities issued in the future, the "Debentures"), and

*	warrants (the "Warrants ") to purchase up to a maximum of 13,125,000 shares (prior to any required adjustment) of the Company's common stock (singly a "Common Share" and collectively the "Common Shares") at an initial per-share exercise price of $0.20.

The Company received proceeds from the sale of these securities in the amount of $3,500,000, after the payment of legal costs. The use of these proceeds is limited to the payment of the Company’s and the Investor’s costs of the transaction (including legal fees), the funding of the Company’s 3D seismic survey with respect to its 584,651 gross acre oil and gas prospect in the State of South Australia and the interpretation of such seismic survey, and the payment of Company’s expenses associated with the seismic survey. The remainder of these proceeds may be used for general and administrative expenses with the Investor’s consent. The Company believes that these proceeds will be sufficient to finance the Company’s seismic survey required for the Company’s second year license work commitment of 100 km2. Moreover, the Company believes that the remainder of these proceeds will be sufficient (provided the Investor’s consent is obtained) to finance all of the Company’s other business expenses for the next 5 months, although the Company has no assurance of this. In the view of the preceding, the Company will need to raise more funds, and as discussed below, the Company is continuing efforts to sell more Debentures. Moreover, in the future the Company will need significant additional funds to undertake the development of its oil and gas prospect in Australia, and the Company will need to raise these funds to do this. The Company has no assurance that it will be able to raise these significant additional funds or the additional funds needed for the general operation of the Company.

Under the terms of the Agreement, the Company may sell additional Debentures having an original principal amount of up to $1,500,000. Any net proceeds from these additional Debentures will be used for the following purposes:

*	The payment of the debt that the Company owes to Liberty Petroleum Corporation

*	The payment of the debt that the Company owes to members of management

*	General and administrative expenses

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If the full $1,500,000 of these additional Debentures is raised, the Company believes that the related net proceeds will be sufficient to pay the debts noted above and finance all of the Company’s business for the next year, although it has no assurance of this.

Per Rule 135c under the Securities Act of 1933, nothing contained herein shall be construed to be an offer to sell, or a solicitation of an offer to buy, any securities.

Description of the Debentures

The material terms, provisions and conditions of the Debentures are as follows (the following description is qualified in its entirety by reference to the form of Debenture, which is attached as Exhibit 10.02 hereto and is incorporated herein by reference for all purposes hereof):

*	The aggregate original principal amount of the Debentures is $5,000,000. As of the date of this Report, $3,500,000 of the Debentures has been sold.

*	The Debentures bear interest at the rate of eight percent (8%) per annum, compounded quarterly. However, upon the occurrence and during the continuance of a stipulated event of default, the Debentures will bear interest at the rate of twelve percent (12%) per annum.

*	Interest need not be paid on the Debentures until the principal amount of the Debentures becomes due and payable. Instead, accrued interest is added to the outstanding principal amount of the Debentures quarterly. Nevertheless, the Company may elect to pay accrued interest in cash at the time that such interest would otherwise be added to the outstanding principal amount of the Debentures.

*	The principal amount of and accrued interest on the Debentures are due and payable in a single balloon payment on May 27, 2021.

*	The Company is not entitled to prepay the Debentures prior to their maturity.

*	The Debentures are convertible, in whole or in part, into Common Shares at the option of Holder, at any time and from time to time. The conversion price for the Debentures is $0.16, subject to certain adjustments that are believed to be customary in transactions of this nature. If all of the Debentures were converted at this conversion price, 21,875,000 shares of Common Shares would be issued, which would constitute approximately 13.5% of the outstanding Common Shares after the conversion, considered on a fully diluted basis. The Company is subject to certain liabilities and liquidated damages for its failure to honor timely a conversion of the Debentures, and these liabilities and liquidated damages are believed to be customary in transactions of this nature.

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*	The holders of the Debentures are entitled to have them redeemed completely or partially upon certain events (such as a change of control transaction involving the Company or the sale of a material portion of the Company’s assets) at a redemption price equal to 120% of the then outstanding principal amount of the Debenture and 100% of accrued and unpaid interest on the outstanding principal amount of this Debenture, plus all liquidated damages and other amounts due hereunder in respect of the Debenture.

*	The Debentures feature negative operating covenants, events of defaults and remedies upon such events of defaults that are believed to be customary in transactions of this nature. One of the remedies upon an event of default is the Debenture holder’s ability to accelerate the maturity of the Debenture such that all amounts owing under the Debenture would become immediately due and payable. The Debenture holder would then be able to resort to the collateral securing the Debentures, if the Company did not pay the amount outstanding, which is likely to be the case.

*	The Debentures are secured by virtually all of the Company’s assets owned directly or indirectly but for the Petroleum Exploration License (PEL) 512 in the State of South Australia (the “License”) held by the Company’s Australian subsidiary, Discovery Energy SA Pty Limited (the “Subsidiary”).

Material Terms and Provisions of the Security Documents

The security documents relating to the Debenture (the “Security Documents”) include the following (the following description is qualified in its entirety by reference to the copies of the Security Documents attached as Exhibits 10.04, 10.05 and 10.06 hereto and are incorporated herein by reference for all purposes hereof):

*	a Specific Security Agreement (Shares) executed by the Company in favor of Investor pursuant to which the Company pledged all of its shares in the Subsidiary, to secure the Debentures

*	a Security Agreement executed by the Subsidiary in favor of Investor pursuant to which the Subsidiary pledged all of its assets (other than the License) to secure the foregoing Deed of Guarantee and Indemnity

*	a Deed of Guarantee and Indemnity executed by the Subsidiary in favor of Investor pursuant to which the Subsidiary guarantees the Debentures

In addition to the Security Documents listed above, the Company has agreed to enter into Deposit Account Control Agreements within 30 days in favor of Investor to perfect Investor’s security interests in the Company’s cash on deposit.

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The Security Documents contain agreements, representations, warranties, events of default and remedies that are believed to be customary in transactions of this nature. The essential effect of the Security Documents is that, if the Company defaults on or experiences an event of default with respect to the Debentures, the holders of the Debentures could exercise the rights of a secured creditor, which could result in the partial or total loss of nearly all of the Company’s assets, in which case the Company’s business could cease and all or substantially all of stockholders' equity could be lost. For more information about this, see the section captioned “Additional Risk Factors” below.

Description of the Warrants

The material terms, provisions and conditions of the Warrants are as follows (the following description is qualified in its entirety by reference to the form of warrant agreement, which is attached as Exhibit 10.03 hereto and is incorporated herein by reference for all purposes hereof):

*	The aggregate number of Common Shares to be purchased pursuant to exercises of the Warrants is 13,125,000.

*	The initial per-share exercise price of the Warrants is $0.20, and is subject to certain adjustments that are generally believed to be customary in transactions of this nature. Subject to certain exceptions, the exercise price of the Warrants involves possible adjustments downward to the price of any Common Shares or their equivalents sold by the Company during the term of the Warrants for less than the then applicable exercise price of the Warrants. Upon the adjustment of the exercise price, the number of shares issuable upon exercise of the Warrants is proportionately adjusted so the aggregate exercise price of the Warrants remains unchanged. If all of the Warrants were exercised, 13,125,000 shares of Common Shares would be issued, which would constitute approximately 8.56% of the outstanding Common Shares after the exercise, considered on a fully diluted basis.

*	The Warrants are currently exercisable and remain so until their expiration date of May 27, 2019.

*	The Company is subject to certain liabilities and liquidated damages for its failure to honor timely an exercise of the Warrants, and these liabilities and liquidated damages are believed to be customary in transactions of this nature.

Other Material Terms and Provisions of the Agreement

Certain material terms, provisions and conditions of the Agreement that are not described elsewhere herein are as follows (the following description is qualified in its entirety by reference to copy of the Agreement, which is attached as Exhibit 10.01 hereto and is incorporated herein by reference for all purposes hereof):

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*	The Agreement contains representations, warranties, indemnities, events of default and remedies that are believed to be customary in transactions of this nature.

*	Subject to certain exceptions, the Agreement provides for a right of first offer in favor of the holders of the Debentures to purchase any proposed new debt or equity to be issued by the Company up to an aggregate amount of $20,000,000 at an issuance price or a conversion price of $0.20 per Common Share. This right of first offer must be made to the holders of the Debentures before the proposed securities are offered to other persons. Exceptions to this right of first offer include (a) raises of capital not exceeding $2,000,000 at offering prices not less than the conversion price of the Debenture in certain cases or the exercise price of the Warrants in all other cases, (b) issuances meeting certain specifications pursuant to employee incentive plans, (c) issuances meeting certain specifications in connection with mergers and acquisitions transactions and (d) issuances of up to 1,400,000 Common Shares to employees or vendors as permitted under the terms of the Debentures.

*	The Agreement provides that the Investor may have elected to the Company’s Board of Directors one nominee, and once the Investor has provided an aggregate amount of $20,000,000 of additional funds pursuant to right of first offer described above, the Investor may have elected to the Company’s Board of Directors an additional two nominees. The Investor has not exercised the right to nominate or have one director elected.

*	The Agreement contains the following material agreements that are believed to be customary in transactions of this nature:

*	Agreements regarding the transferability and transfer of the Debentures, the Common Shares into which they can be converted, the Warrants, and the Common Shares that can be acquired upon their exercise.

*	Agreements regarding the Company’s obligation to make filings with the U.S. Securities and Exchange Commission (the “SEC”) so that the securities described immediately above can be legally resold.

*	Agreements regarding the use of the proceeds from the Company’s sale of the Debentures. See the section captioned “General” above for a discussion of the use of these proceeds.

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*	Agreements regarding the reservation of Common Shares to be issued upon conversions of the Debenture and exercises of the Warrants.

*	Agreements prohibiting the sale of Company securities having conversion prices, exercise prices or exchange rates tied to the trading prices of the Common Shares.

Material Terms and Provisions of Other Related Agreements

Registration Rights Agreement. The Company entered into a Registration Rights Agreement in favor of Investor pursuant to which the Company agreed to register with the SEC the resale of the Common Shares into which the Debentures can be converted and the Common Shares that can be acquired upon the exercise of the Warrants. Certain material terms, provisions and conditions of the Registration Rights Agreement are as follows (the following description is qualified in its entirety by reference to copy of the Registration Rights Agreement, which is attached as Exhibit 10.08 hereto and is incorporated herein by reference for all purposes hereof):

*	The Investor has the right, at any time six months after the issuance of the Debentures, to require the Company to register with the SEC the resale of the Common Shares into which Debentures can be converted, the Common Shares that can be acquired upon the exercise of the Warrants and possibly other Common Shares, which should be minimal if any. This preceding right is generally referred to as “demand” registration rights.

*	The Company has the obligation to file a registration statement to effect the registration within certain periods of time, and the obligation to cause such registration statement to become effective within certain other periods of time. The Company will be liable for stipulated monetary damages if it fails in these obligations. The size of these damages is significant, although they are believed to be customary. Once a registration statement is declared effective, the Company must maintain it effective and current until the registered Common Shares are sold or become eligible to be sold pursuant to pursuant to an exemption under certain circumstances, which the Company believes will never occur. Thus, the Company believes that it will be required to maintain the registration statement effective and current indefinitely after it becomes effective.

*	In addition to the Investor’s “demand” registration rights, the Investor has “piggyback” registration rights whereby it can participate (without a demand) in any registration that the Company proposes with certain exceptions.

*	The Registration Rights Agreement contains other agreements and indemnities that are believed to be customary in transactions of this nature.

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Additional Risk Factors

The completion of the transactions described herein imposes certain additional risks on the Company, which include the following:

We are significantly leveraged.

We have recently taken on additional indebtedness through the sale of the Debentures. Prior to this additional indebtedness, we already owed a significant amount to Liberty Petroleum Corporation and a lesser amount to members of our management. The Debentures are secured by all of our assets owned directly or indirectly but for the License. The use of secured indebtedness to finance our business is referred to as leveraging. Leveraging increases the risk of loss to us if and to the extent we have insufficient revenue to pay our debt obligations. In such event, cash from other sources will be required. Unless we generate such cash, we may not have sufficient funds to pay the Debentures and other indebtedness. In such event, we might be required to sell or refinance our assets and properties to meet our obligations. If refinancing is not obtained or a sale is not consummated, we could default in our obligations.

The exercise of secured creditor rights could result in a significant or complete loss to us.

If we default on the Debentures, the remedy of the Debenture holders would be (among other things) to institute proceedings against our assets and properties to sell them to satisfy the amounts owed pursuant to the Debentures. This could result in the partial or total loss of our assets and properties. We have no assurance that, upon the exercise of the Debenture holder’s secured creditor rights, we would receive a return of anything on our assets and properties. The loss of our assets and properties by the exercise of the Debenture holder’s secured creditor rights would most likely materially adversely affect our business, financial condition or results, and could result in a total loss to our stockholders.

OUR OUTSTANDING OBLIGATIONS AND ABILITY TO ISSUE ADDITIONAL COMMON SHARES COULD RESULT IN SIGNIFICANT DILUTION TO STOCKHOLDERS.

The currently outstanding Debentures can be converted into 21,875,000 Common Shares, and we have the ability to issue more convertible Debentures. An aggregate of 13,125,000 Common Shares can be acquired upon the exercise of the Warrants. The conversion price of the Debenture and the exercise price of the Warrants may be less than the then current market price of the Common Shares at the time of conversion and exercise. Moreover, we have registered an aggregate of 6,000,000 Common Shares for issuance to employees, officers, directors, and outside consultants to compensate them for services provided or to provide incentives to them. Of these Common Shares, 5,697,300 are still available for issuance in the future. Furthermore, we recently modified our indebtedness owed to Liberty Petroleum Corporation (the “Liberty Indebtedness”) so that it can be partially satisfied by the issuance of 1,150,895 Common Shares. Future issuances of additional shares in the preceding connections or otherwise could cause immediate and substantial dilution to the net tangible book value of Common Shares issued and outstanding immediately before such transaction. Any future decrease in the net tangible book value of such issued and outstanding shares could materially and adversely affect the market value of the Common Shares. Moreover, any Common Shares issued as described above would further dilute the percentage ownership of existing stockholders. The terms on which we could obtain additional capital while the Debentures, the Warrants or the Liberty Indebtedness are outstanding may be adversely affected because of the potential dilution described in this risk factor.

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 2.03 of this Report to the extent necessary.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information included in Item 1.01 of this Report is also incorporated by reference into this Item 3.02 of this Report.

The issuances of the Debentures and Warrants described in Item 2.03 of this Report are, and the issuances of Common Shares upon the conversion of the Debentures and upon the exercises of the Warrants will be, claimed to be exempt pursuant to Section 4(2) of the Securities Act of 1933 (the “Act”) and Rule 506 of Regulation D under the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to accredited investors, and subsequent transfers were restricted in accordance with the requirements of the Act.

None of the securities the issuances of which are described in Item 2.03 of this Report were registered under the Act, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements.

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Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit Title

10.01	Securities Purchase Agreement between the Company and Investor

10.02	Form of Debenture executed by the Company in favor of Investor

10.03	Form of Warrant Agreement executed by the Company in favor of a certain investor

10.04	Security Agreement executed by the Company in favor of Investor

10.05	Australian Specific Security Agreement (Shares) executed by the Company in favor of Investor

10.06	Australian General Security Agreement executed by Discovery Energy SA Limited in favor of Investor

10.07	Australian Deed of Guarantee and Indemnity executed by Discovery Energy SA Limited in favor of Investor

10.08	Registration Rights Agreement executed by the Company in favor of Investor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Energy Corp.,
f/k/a “Santos Resource Corp.”
(Registrant)

Date: June 2, 2016	By: /s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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